                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)         May 30, 2002


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                              0-26534               13-3671221
(State or Other Jurisdiction               (Commission           (IRS Employer
     of Incorporation)                     File Number)        Identification No.)



     4 Science Park, New Haven, CT                            06511
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On May 30, 2002, Vion Pharmaceuticals Inc. issued the press release filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1 Press release dated May 30, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            VION PHARMACEUTICALS, INC.


Date: May 31, 2002          By:   /s/ Howard B. Johnson
                                 ----------------------
                            Name:  Howard B. Johnson
                            Title: Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


         99.1     Press release dated May 30, 2002.



                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as......................'r'